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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 31, 2002


                              TERRA INDUSTRIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Maryland                    1-8520                    52-1145429
(State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events.

     On January 31, 2002, Terra Industries Inc. issued the press release contained in Exhibit 99.1 hereto, which is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TERRA INDUSTRIES INC.


                                       /s/ Francis G. Meyer
                                       -----------------------------------------
                                       Francis G. Meyer
                                       Senior Vice President and Chief Financial
                                       Officer

Date: January 31, 2002